Delaware Investments® Family of Funds

The following is added to the current prospectus:

Manager of managers structure

Certain management considerations

At a shareholder meeting held on March 23, 2005 (or as adjourned), the Fund's(s') shareholders approved a "manager of managers" structure that would permit Delaware Management Company, the Fund's(s') investment adviser, to appoint and replace sub-advisers, enter into sub-advisory agreements, and amend and terminate sub-advisory agreements with respect to the Fund(s), subject to Board approval but without shareholder approval (the "Manager of Managers Structure"). While Delaware Management Company does not currently expect to use the Manager of Managers Structure with respect to the Fund(s), including any Fund that currently has a sub-adviser, Delaware Management Company may, in the future, recommend to the Fund's(s') Board the establishment of the Manager of Managers Structure by recommending the hiring of one or more sub-advisers to manage all or a portion of a Fund's portfolio if it believes that doing so would be likely to enhance the Fund's performance by introducing a different investment style or focus.

The ability to implement the Manager of Managers Structure with respect to the Fund(s) is contingent upon the receipt of an exemptive order from the U.S. Securities and Exchange Commission (the "SEC") or the adoption of a rule by the SEC authorizing the implementation of the Manager of Managers Structure. The use of the Manager of Managers Structure with respect to the Fund(s) may be subject to certain conditions set forth in the SEC exemptive order or rule. There can be no assurance that the SEC will grant the Fund's(s') application for an exemptive order or adopt such a rule.

The Manager of Managers Structure would enable the Fund(s) to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. The Manager of Managers Structure would not permit investment management fees paid by a Fund to be increased without shareholder approval or change Delaware Management Company's responsibilities to the Fund including Delaware Management Company's responsibility for all advisory services furnished by a sub-adviser.

This Supplement is dated January 4, 2006.